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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 20, 2000





                             PETROGLYPH ENERGY, INC.
                             -----------------------

             (Exact name of Registrant as specified in its charter)

            DELAWARE                     000-23185               74-2826234
-------------------------------         ----------           -------------------
(State or other jurisdiction of         Commission            (I.R.S. Employer
 incorporation or organization)         File Number          Identification No.)



             1302 N. GRAND
           HUTCHINSON, KANSAS                                       67501
---------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (316) 665-8500



                                 Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5. OTHER EVENTS.

     On June 20, 2000, Petroglyph Energy, Inc., a Delaware corporation (the "Company"), and III Exploration Company, an Idaho corporation and a wholly-owned subsidiary of Intermountain Industries, Inc. ("IIIX"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, on the Effective Date (as defined in the Merger Agreement), a wholly-owned acquisition subsidiary of IIIX ("Merger Sub") will merge with and into the Company, and the Company will become a wholly-owned subsidiary of IIIX (such events constituting the "Merger"). Once the Merger is consummated, Merger Sub will cease to exist as a corporation and all of the business, assets, liabilities and obligations of Merger Sub will be merged into the Company, with the Company remaining as the surviving corporation (the "Surviving Corporation") and a wholly-owned subsidiary of IIIX.

     As a result of the Merger, each outstanding share of the Common Stock, par value $0.01 per share (the "Company Common Stock"), other than shares owned by the Company, and/or IIIX, will be converted into the right to receive merger consideration of $2.85.

     The Merger is conditioned upon the approval of a majority of the shares of Company Common Stock. The Company intends to seek stockholder approval and consummate the Merger as soon as practicable.

     A copy of the Merger Agreement is attached as Exhibit 2.1. The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of the exhibit. A joint press release announcing the execution of the Merger Agreement was issued on June 20, 2000. A copy of the press release is attached as Exhibit 99.1.


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Item 7(c). FINANCIAL STATEMENTS AND EXHIBITS.

      Exhibits

      Item          Description
      ----          -----------
       2.1          Agreement and Plan of Merger among III Exploration Company and the Company dated June 20, 2000 (schedules and exhibits omitted)

       99.1         Press Release


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PETROGLYPH ENERGY, INC.



Date: June 20, 2000                  By: /s/ ROBERT C. MURDOCK
                                        ----------------------------------------
                                         Robert C. Murdock
                                         Chairman, President and Chief Executive
                                         Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
   2.1         Agreement and Plan of Merger among III Exploration Company and the Company dated June 20, 2000 (schedules and exhibits omitted).

  99.1         Press Release